UNITED STATES

SECURITY AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2003

Sara Lee Corporation

(Exact name of registrant as specified in charter)

Maryland	1-3344	36-2089049
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification Number)

Three First National Plaza, Chicago, Illinois 60602-4260

(Address of principal executive offices)

Registrant’s telephone number, including area code: (312) 726-2600

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit 99.1        Press release dated July 31, 2003.

Item 12. Results of Operations and Financial Condition

On July 31, 2003, the Registrant issued a press release announcing its financial results for the fourth quarter and full fiscal year 2003. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by this reference. The information disclosed under this Item 12, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 31, 2003

SARA LEE CORPORATION (Registrant)

By:	/s/ Wayne R. Szypulski
Senior Vice President – Controller

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